Exhibit 99.1

Power Integrations Reports Second-Quarter Financial Results

Revenues increased 16 percent sequentially to $123.2 million; GAAP earnings were $0.26 per diluted share; non-GAAP earnings were $0.36 per diluted share

SAN JOSE, Calif.--(BUSINESS WIRE)--August 3, 2023--Power Integrations (NASDAQ: POWI) today announced financial results for the quarter ended June 30, 2023. Net revenues for the second quarter were $123.2 million, up 16 percent compared to the prior quarter and down 33 percent from the second quarter of 2022. Net income for the second quarter was $14.8 million or $0.26 per diluted share compared to $0.12 per diluted share in the prior quarter and $0.96 per diluted share in the second quarter of 2022. Cash flow from operations for the second quarter was $6.2 million.

In addition to its GAAP results, the company provided certain non-GAAP measures that exclude stock-based compensation, amortization of acquisition-related intangible assets, net other operating expenses of $1.1 million in the second quarter of 2022, and the tax effects of these items. Non-GAAP net income for the second quarter of 2023 was $21.0 million or $0.36 per diluted share compared to $0.25 per diluted share in the prior quarter and $1.03 per diluted share in the second quarter of 2022. A reconciliation of GAAP to non-GAAP financial results is included with the tables accompanying this press release.

Commented Balu Balakrishnan, chairman and CEO of Power Integrations: “Our second-quarter results mark the start of a recovery from the cyclical trough. Consumer revenues grew 35 percent sequentially driven by appliances, while communication and computer revenues also rose significantly. Industrial, the last category to enter the cyclical downturn, fell slightly. Looking ahead, while the pace of the recovery reflects a soft demand environment, especially in China, we expect meaningful growth in the second half of 2023 compared to the first half driven by design wins and improving channel inventory. We also expect higher gross margins in the second half driven by the dollar/yen exchange rate, rising production volumes and a more favorable end-market mix.”

Power Integrations paid a dividend of $0.19 per share on June 30, 2023, and will pay a dividend of $0.19 per share on September 29, 2023, to stockholders of record as of August 31, 2023. During the second quarter the company repurchased approximately 57,000 shares of its common stock for $4.3 million. The company had $75.3 million remaining on its repurchase authorization as of June 30, 2023.

Financial Outlook

The company issued the following forecast for the third quarter of 2023:

  Revenues are expected to be $130 million plus or minus $5 million.
  GAAP gross margin is expected to be approximately 53.5 percent, and non-GAAP gross margin is expected to be approximately 54 percent. The difference between GAAP and non-GAAP gross margins is approximately equally attributable to stock-based compensation and amortization of acquisition-related intangible assets.
  GAAP operating expenses are expected to be approximately $51 million; non-GAAP operating expenses are expected to be approximately $43.5 million. Non-GAAP expenses are expected to exclude about $7.5 million of stock-based compensation.

Conference Call Today at 1:30 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:30 p.m. Pacific time. Members of the investment community can register for the call by visiting the following link: https://conferencingportals.com/event/fEIobxNC. A live webcast of the call will also be available on the investor section of the company's website, http://investors.power.com.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information, please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets, net other operating expenses of $1.1 million in the second quarter of 2022 stemming from a patent-litigation settlement and an offsetting recovery from the liquidation of SemiSouth Laboratories, and the tax effects of these items. The company uses these measures in its financial and operational decision-making and, with respect to one measure, in setting performance targets for compensation purposes. The company believes that these non-GAAP measures offer important analytical tools to help investors understand its operating results, and to facilitate comparability with the results of companies that provide similar measures. Non-GAAP measures have limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures. Reconciliations of non-GAAP measures to GAAP measures are attached to this press release.

Note Regarding Forward-Looking Statements

The above statements regarding the company’s forecast for its third-quarter and second-half financial performance are forward-looking statements reflecting management's current expectations and beliefs. These statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: the company’s ability to supply products and its ability to conduct other aspects of its business such as competing for new design wins; changes in global economic and geopolitical conditions, including such factors as inflation, armed conflicts and trade negotiations, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company’s revenues to decrease or cause the company to decrease its selling prices for its products; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on February 7, 2023. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.

Power Integrations and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc. All other trademarks are property of their respective owners.

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per-share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
NET REVENUES	$123,223	$106,297	$183,986	$229,520	$366,135

COST OF REVENUES	60,377	52,340	77,143	112,717	158,617

GROSS PROFIT	62,846	53,957	106,843	116,803	207,518

OPERATING EXPENSES:
Research and development	24,517	23,981	23,507	48,498	47,185
Sales and marketing	17,017	15,885	15,985	32,902	32,140
General and administrative	8,671	8,334	6,059	17,005	15,673
Amortization of acquisition-related intangible assets	-	-	60	-	241
Other operating expenses, net	-	-	1,130	-	1,130
Total operating expenses	50,205	48,200	46,741	98,405	96,369

INCOME FROM OPERATIONS	12,641	5,757	60,102	18,398	111,149

OTHER INCOME	2,714	1,714	674	4,428	1,228

INCOME BEFORE INCOME TAXES	15,355	7,471	60,776	22,826	112,377

PROVISION FOR INCOME TAXES	562	596	4,952	1,158	10,305

NET INCOME	$14,793	$6,875	$55,824	$21,668	$102,072

EARNINGS PER SHARE:
Basic	$0.26	$0.12	$0.97	$0.38	$1.75
Diluted	$0.26	$0.12	$0.96	$0.38	$1.72

SHARES USED IN PER-SHARE CALCULATION:
Basic	57,355	57,105	57,731	57,231	58,480
Diluted	57,669	57,579	58,305	57,654	59,192

SUPPLEMENTAL INFORMATION:	Three Months Ended			Six Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Stock-based compensation expenses included in:
Cost of revenues	$446	$301	$235	$747	$555
Research and development	2,429	2,668	2,323	5,097	5,378
Sales and marketing	1,621	1,653	1,177	3,274	3,125
General and administrative	2,256	2,746	(56)	5,002	3,634
Total stock-based compensation expense	$6,752	$7,368	$3,679	$14,120	$12,692

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$482	$482	$482	$964	$964

	Three Months Ended			Six Months Ended
REVENUE MIX BY END MARKET	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
Communications	28%	28%	18%	28%	22%
Computer	14%	14%	9%	14%	10%
Consumer	29%	24%	38%	27%	36%
Industrial	29%	34%	35%	31%	32%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
RECONCILIATION OF GROSS PROFIT
GAAP gross profit	$62,846	$53,957	$106,843	$116,803	$207,518
GAAP gross margin	51.0%	50.8%	58.1%	50.9%	56.7%

Stock-based compensation included in cost of revenues	446	301	235	747	555
Amortization of acquisition-related intangible assets	482	482	482	964	964

Non-GAAP gross profit	$63,774	$54,740	$107,560	$118,514	$209,037
Non-GAAP gross margin	51.8%	51.5%	58.5%	51.6%	57.1%

	Three Months Ended			Six Months Ended
RECONCILIATION OF OPERATING EXPENSES	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
GAAP operating expenses	$50,205	$48,200	$46,741	$98,405	$96,369

Less:Stock-based compensation expense included in operating expenses
Research and development	2,429	2,668	2,323	5,097	5,378
Sales and marketing	1,621	1,653	1,177	3,274	3,125
General and administrative	2,256	2,746	(56)	5,002	3,634
Total	6,306	7,067	3,444	13,373	12,137

Amortization of acquisition-related intangible assets	-	-	60	-	241
Other operating expenses, net	-	-	1,130	-	1,130

Non-GAAP operating expenses	$43,899	$41,133	$42,107	$85,032	$82,861

	Three Months Ended			Six Months Ended
RECONCILIATION OF INCOME FROM OPERATIONS	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
GAAP income from operations	$12,641	$5,757	$60,102	$18,398	$111,149
GAAP operating margin	10.3%	5.4%	32.7%	8.0%	30.4%

Add:Total stock-based compensation	6,752	7,368	3,679	14,120	12,692
Amortization of acquisition-related intangible assets	482	482	542	964	1,205
Other operating expenses, net	-	-	1,130	-	1,130

Non-GAAP income from operations	$19,875	$13,607	$65,453	$33,482	$126,176
Non-GAAP operating margin	16.1%	12.8%	35.6%	14.6%	34.5%

	Three Months Ended			Six Months Ended
RECONCILIATION OF PROVISION FOR INCOME TAXES	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
GAAP provision for income taxes	$562	$596	$4,952	$1,158	$10,305
GAAP effective tax rate	3.7%	8.0%	8.1%	5.1%	9.2%

Tax effect of adjustments to GAAP results	(1,016)	(501)	(1,259)	(1,517)	(1,381)

Non-GAAP provision for income taxes	$1,578	$1,097	$6,211	$2,675	$11,686
Non-GAAP effective tax rate	7.0%	7.2%	9.4%	7.1%	9.2%

	Three Months Ended			Six Months Ended
RECONCILIATION OF NET INCOME PER SHARE (DILUTED)	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
GAAP net income	$14,793	$6,875	$55,824	$21,668	$102,072

Adjustments to GAAP net income
Stock-based compensation	6,752	7,368	3,679	14,120	12,692
Amortization of acquisition-related intangible assets	482	482	542	964	1,205
Other operating expenses, net	-	-	1,130	-	1,130
Tax effect of items excluded from non-GAAP results	(1,016)	(501)	(1,259)	(1,517)	(1,381)

Non-GAAP net income	$21,011	$14,224	$59,916	$35,235	$115,718

Average shares outstanding for calculation
of non-GAAP net income per share (diluted)	57,669	57,579	58,305	57,654	59,192

Non-GAAP net income per share (diluted)	$0.36	$0.25	$1.03	$0.61	$1.95

GAAP net income per share (diluted)	$0.26	$0.12	$0.96	$0.38	$1.72

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2023	March 31, 2023	December 31, 2022
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$84,096	$94,189	$105,372
Short-term marketable securities	262,219	264,439	248,441
Accounts receivable, net	32,077	20,585	20,836
Inventories	149,741	142,444	135,420
Prepaid expenses and other current assets	22,854	17,538	15,004
Total current assets	550,987	539,195	525,073

PROPERTY AND EQUIPMENT, net	168,066	173,506	176,681
INTANGIBLE ASSETS, net	5,511	6,054	6,597
GOODWILL	91,849	91,849	91,849
DEFERRED TAX ASSETS	21,771	19,771	19,034
OTHER ASSETS	21,273	21,030	20,862
Total assets	$859,457	$851,405	$840,096

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$40,531	$34,694	$30,088
Accrued payroll and related expenses	14,041	13,442	14,778
Taxes payable	704	667	938
Other accrued liabilities	9,543	14,259	12,572
Total current liabilities	64,819	63,062	58,376

LONG-TERM LIABILITIES:
Income taxes payable	16,009	15,741	15,757
Other liabilities	10,700	10,300	10,747
Total liabilities	91,528	89,103	84,880

STOCKHOLDERS' EQUITY:
Common stock	23	23	24
Additional paid-in capital	11,220	8,780	-
Accumulated other comprehensive loss	(5,757)	(5,044)	(7,344)
Retained earnings	762,443	758,543	762,536
Total stockholders' equity	767,929	762,302	755,216
Total liabilities and stockholders' equity	$859,457	$851,405	$840,096

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$14,793	$6,875	$55,824	$21,668	$102,072
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	8,692	8,961	8,766	17,653	17,174
Amortization of intangible assets	543	543	604	1,086	1,328
Loss on disposal of property and equipment	15	7	959	22	1,034
Stock-based compensation expense	6,752	7,368	3,679	14,120	12,692
Amortization of premium on marketable securities	15	404	930	419	1,867
Deferred income taxes	(2,044)	(738)	(2,346)	(2,782)	(3,282)
Increase (decrease) in accounts receivable allowance for credit losses	-	(454)	184	(454)	259
Change in operating assets and liabilities:
Accounts receivable	(11,492)	705	2,494	(10,787)	13,154
Inventories	(7,297)	(7,024)	(8,143)	(14,321)	(11,992)
Prepaid expenses and other assets	(4,939)	(2,302)	2,523	(7,241)	4,075
Accounts payable	5,887	2,926	7,286	8,813	5,577
Taxes payable and other accrued liabilities	(4,744)	(686)	(5,938)	(5,430)	(2,539)
Net cash provided by operating activities	6,181	16,585	66,822	22,766	141,419

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(3,129)	(4,082)	(13,244)	(7,211)	(27,944)
Proceeds from sale of property and equipment	-	-	-	-	1,202
Purchases of marketable securities	(73,888)	(36,922)	(5,589)	(110,810)	(20,710)
Proceeds from sales and maturities of marketable securities	75,948	22,693	16,710	98,641	125,527
Net cash provided by (used in) investing activities	(1,069)	(18,311)	(2,123)	(19,380)	78,075

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	-	3,098	-	3,098	3,057
Repurchase of common stock	(4,312)	(1,687)	(157,660)	(5,999)	(292,349)
Payments of dividends to stockholders	(10,893)	(10,868)	(10,280)	(21,761)	(20,936)
Net cash used in financing activities	(15,205)	(9,457)	(167,940)	(24,662)	(310,228)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(10,093)	(11,183)	(103,241)	(21,276)	(90,734)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	94,189	105,372	170,624	105,372	158,117

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$84,096	$94,189	$67,383	$84,096	$67,383

Contacts

Joe Shiffler
Power Integrations, Inc.
(408) 414-8528
joe@power.com